               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) September 16, 2002

         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                   NAVISTAR FINANCIAL 2001-B OWNER TRUST, AND
                      NAVISTAR FINANCIAL 2002-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)

 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 847-734-4000

                                    FORM 8-K

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

          On September 25, 2002,  Registrant made available  the
          Monthly Servicer Certificates for the Period of August 2002
          for the specified Owner Trusts,  which  are  attached as
          Exhibit 20 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.

                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                   NAVISTAR FINANCIAL 2001-B OWNER TRUST, AND
                      NAVISTAR FINANCIAL 2002-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  October 31, 2002                      By:/s/ Ronald D. Markle
------------------------                            --------------------------
                                                    Ronald D. Markle
                                                    Vice President & Controller

                                    FORM 8-K

                                 EXHIBIT INDEX

Exhibit No.    Description

   20.1        Navistar Financial 1999-A Owner Trust
               Monthly Servicer Certificate, dated September 16, 2002

   20.2        Navistar Financial 2000-A Owner Trust
               Monthly Servicer Certificate, dated September 16, 2002

   20.3        Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate, dated September 16, 2002

   20.4        Navistar Financial 2001-A Owner Trust
               Monthly Servicer Certificate, dated September 16, 2002

   20.5        Navistar Financial 2001-B Owner Trust
               Monthly Servicer Certificate, dated September 16, 2002

   20.6        Navistar Financial 2002-A Owner Trust
               Monthly Servicer Certificate, dated September 16, 2002

                            Navistar Financial 1999 - A Owner Trust
                                 For the Month of August, 2002
                            Distribution Date of September 16, 2002
                                   Servicer Certificate #40

Original Pool Amount                                                  $714,764,750.47

Beginning Pool Balance                                                $110,209,301.93
Beginning Pool Factor                                                       0.1541896

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)                 $9,455,199.41
     Interest Collected                                                   $717,252.44

Additional Deposits:
     Repurchase Amounts                                                         $0.00
     Liquidation Proceeds / Recoveries                                  $1,227,300.95
Total Additional Deposits                                               $1,227,300.95

Repos / Chargeoffs                                                        $163,237.14
Aggregate Number of Notes Charged Off                                             150

Total Available Funds                                                  $10,867,529.22

Ending Pool Balance                                                   $101,123,088.96
Ending Pool Factor                                                          0.1414774

Servicing Fee                                                              $91,841.08

Repayment of Servicer Advances                                            $532,223.58

Reserve Account:
     Beginning Balance  (see Memo Item)                                $15,446,294.34
     Target Percentage                                                          5.25%
     Target Balance                                                     $5,308,962.17
     Minimum Balance                                                   $14,295,295.01
     (Release) / Deposit                                               ($1,150,999.33)
     Ending Balance                                                    $14,295,295.01

Current Weighted Average APR:                                                  8.105%
Current Weighted Average Remaining Term (months):                               17.10

Delinquencies                                                                 Dollars     Notes
     Installments:                             1 - 30 days                $933,951.88       872
                                               31 - 60 days               $305,486.65       169
                                               60+  days                  $164,199.63        63

     Total:                                                             $1,403,638.16       902

     Balances:                                 60+  days                  $855,567.86        63

Memo Item - Reserve Account
     Prior Month                                                       $14,295,295.01
     Invest. Income                                                        $25,185.41
     Excess Serv.                                                       $1,125,813.92
     Transfer (to) / from Collections Account                                   $0.00
     Beginning Balance                                                 $15,446,294.34

Navistar Financial 1999 - A Owner Trust
For the Month of August, 2002

                                                TOTAL    CLASS A - 1      CLASS A - 2    CLASS A - 3      CLASS A - 4  CLASS B NOTES

Original Pool Amount                  $714,764,750.47 $147,000,000.00 $197,000,000.00 $200,000,000.00 $145,745,000.00 $25,019,750.47
Distributions:
     Distribution Percentages                                  0.00%            0.00%          0.00%           96.50%          3.50%
     Coupon                                                  5.0025%          5.5500%        5.9500%          6.1300%        6.2200%

Beginning Pool Balance                $110,209,301.93
Ending Pool Balance                   $101,123,088.96

Collected Principal                     $8,922,975.83
Collected Interest                        $717,252.44
Charge - Offs                             $163,237.14
Liquidation Proceeds / Recoveries       $1,227,300.95
Servicing                                  $91,841.08
Cash Transfer from Reserve Account              $0.00
Total Collections Avail for Debt Service$10,775,688.14

Beginning Balance                     $110,209,301.94          $0.00            $0.00          $0.00  $101,203,992.18  $9,005,309.76

Interest Due                              $563,661.25          $0.00            $0.00          $0.00      $516,983.73     $46,677.52
Interest Paid                             $563,661.25          $0.00            $0.00          $0.00      $516,983.73     $46,677.52
Principal Due                           $9,086,212.97          $0.00            $0.00          $0.00    $8,768,195.52    $318,017.45
Principal Paid                          $9,086,212.97          $0.00            $0.00          $0.00    $8,768,195.52    $318,017.45

Ending Balance                        $101,123,088.97          $0.00            $0.00          $0.00   $92,435,796.66  $8,687,292.31
Note / Certificate Pool Factor                                0.0000           0.0000         0.0000           0.6342         0.3472
   (Ending Balance / Original Pool Amount)
Total Distributions                     $9,649,874.22          $0.00            $0.00          $0.00    $9,285,179.25    $364,694.97

Interest Shortfall                              $0.00          $0.00            $0.00          $0.00            $0.00          $0.00
Principal Shortfall                             $0.00          $0.00            $0.00          $0.00            $0.00          $0.00
     Total Shortfall                            $0.00          $0.00            $0.00          $0.00            $0.00          $0.00
       (required from Reserve)
Excess Servicing                        $1,125,813.92
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance         $15,446,294.34
(Release) / Draw                       ($1,150,999.33)
Ending Reserve Acct Balance            $14,295,295.01

Navistar Financial 1999 - A Owner Trust
For the Month of August, 2002

Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger
                                                         5                  4                 3                 2                 1
                                                    Apr-02             May-02            Jun-02            Jul-02            Aug-02

Beginning Pool Balance                     $157,254,997.43    $146,330,508.99   $127,154,552.52   $118,585,338.41   $110,209,301.93

A)   Loss Trigger:
Principal of Contracts Charged Off             $269,415.82        $248,542.15       $133,791.24       $316,308.88       $163,237.14
Recoveries                                     $900,232.30        $789,687.42       $534,368.94     $1,171,563.43     $1,227,300.95

Total Charged Off (Months 5, 4, 3)             $651,749.21
Total Recoveries (Months 3, 2, 1)            $2,933,233.32
Net Loss / (Recoveries) for 3 Mos           ($2,281,484.11)(a)

Total Balance (Months 5, 4, 3)             $430,740,058.94 (b)

Loss Ratio Annualized  [(a/b) * (12)]             -6.3560%

Trigger:  Is Ratio > 1.5%                               No

                                                    Jun-02             Jul-02            Aug-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days            $1,487,432.17      $1,311,727.34       $855,567.86
     As % of Beginning Pool Balance               1.16978%           1.10615%          0.77631%
     Three Month Average                          1.18104%           1.06190%          1.01741%
Trigger:   Is Average > 2.0%                            No

C)   Noteholders Percent Trigger:                 2.00000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance Trigger
Trigger:  Is Minimum ‹ 1.0%                             No

                            Navistar Financial 2000 - A Owner Trust
                                 For the Month of August, 2002
                            Distribution Date of September 16, 2002
                                   Servicer Certificate #31

Original Pool Amount                                                  $380,843,908.73
Subsequent Receivables (transferred 3/13/00)                           $74,413,256.03
Subsequent Receivables (transferred 3/20/00)                           $19,742,835.24

Beginning Pool Balance                                                $140,465,616.36
Beginning Pool Factor                                                       0.2957171

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)                 $7,307,750.49
     Interest Collected                                                 $1,030,026.45

Additional Deposits:
     Repurchase Amounts                                                         $0.00
     Liquidation Proceeds / Recoveries                                    $932,818.79
Total Additional Deposits                                                 $932,818.79

Repos / Chargeoffs                                                        $266,238.03
Aggregate Number of Notes Charged Off                                              81

Total Available Funds                                                   $9,178,709.25

Ending Pool Balance                                                   $132,983,514.32
Ending Pool Factor                                                          0.2799653

Servicing Fee                                                             $117,054.68

Repayment of Servicer Advances                                             $91,886.48

Reserve Account:
     Beginning Balance  (see Memo Item)                                $10,234,108.90
     Target Percentage                                                          5.50%
     Target Balance                                                     $7,314,093.29
     Minimum Balance                                                    $9,500,000.00
     (Release) / Deposit                                                 ($734,108.90)
     Ending Balance                                                     $9,500,000.00

Current Weighted Average APR:                                                  9.043%
Current Weighted Average Remaining Term (months):                               26.68

Delinquencies                                                                 Dollars     Notes
     Installments:                             1 - 30 days              $1,230,933.92       952
                                               31 - 60 days               $202,758.86       166
                                               60+  days                  $263,028.10        46

     Total:                                                             $1,696,720.88       958

     Balances:                                 60+  days                $1,229,178.27        46

Memo Item - Reserve Account
     Prior Month                                                        $9,500,000.00
     Invest. Income                                                        $13,382.53
     Excess Serv.                                                         $720,726.37
     Transfer (to) / from Collections Account                                   $0.00
     Beginning Balance                                                 $10,234,108.90

Navistar Financial 2000 - A Owner Trust
For the Month of August, 2002

                                                                                     NOTES

                                                 TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $475,000,000.00 $84,000,000.00 $142,000,000.00 $110,000,000.00 $121,187,500.00 $17,812,500.00
Distributions:
     Distribution Percentages                                   0.00%          0.00%          96.25%            0.00%          3.75%
     Coupon                                                   6.0800%        6.8200%         7.2000%          7.3400%        7.4700%

Beginning Pool Balance                 $140,465,616.36
Ending Pool Balance                    $132,983,514.32

Collected Principal                     $7,215,864.01
Collected Interest                      $1,030,026.45
Charge - Offs                             $266,238.03
Liquidation Proceeds / Recoveries         $932,818.79
Servicing                                 $117,054.68
Cash Transfer from Reserve Account              $0.00
Total Collections Avail for Debt Service$9,061,654.57

Beginning Balance                      $140,465,616.36          $0.00          $0.00  $10,860,655.76  $121,187,500.00  $8,417,460.60

Interest Due                              $858,826.16           $0.00          $0.00      $65,163.93      $741,263.54     $52,398.69
Interest Paid                             $858,826.16           $0.00          $0.00      $65,163.93      $741,263.54     $52,398.69
Principal Due                           $7,482,102.04           $0.00          $0.00   $7,201,523.21            $0.00    $280,578.83
Principal Paid                          $7,482,102.04           $0.00          $0.00   $7,201,523.21            $0.00    $280,578.83

Ending Balance                        $132,983,514.32            0.00           0.00    3,659,132.55   121,187,500.00   8,136,881.77
Note / Certificate Pool Factor                                 0.0000         0.0000          0.0333           1.0000         0.4568
   (Ending Balance / Original Pool Amount)
Total Distributions                     $8,340,928.20           $0.00          $0.00   $7,266,687.14      $741,263.54    $332,977.52

Interest Shortfall                              $0.00           $0.00          $0.00           $0.00            $0.00          $0.00
Principal Shortfall                             $0.00           $0.00          $0.00           $0.00            $0.00          $0.00
     Total Shortfall                            $0.00           $0.00          $0.00           $0.00            $0.00          $0.00
       (required from Reserve)
Excess Servicing                          $720,726.37
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance         $10,234,108.90
(Release) / Draw                         ($734,108.90)
Ending Reserve Acct Balance             $9,500,000.00

Navistar Financial 2000 - A Owner Trust
For the Month of August, 2002

Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger
                                                     5                  4                 3                 2                 1
                                                Apr-02             May-02            Jun-02            Jul-02            Aug-02

Beginning Pool Balance                 $191,962,671.85    $181,448,980.87   $158,466,911.95   $150,923,701.86   $140,465,616.36

A)   Loss Trigger:
Principal of Contracts Charged Off         $277,349.73        $344,738.71       $469,164.34        $50,117.99       $266,238.03
Recoveries                                 $414,281.96        $281,415.45       $334,566.60     $1,261,389.88       $932,818.79

Total Charged Off (Months 5, 4, 3)       $1,091,252.78
Total Recoveries (Months 3, 2, 1)        $2,528,775.27
Net Loss / (Recoveries) for 3 Mos       ($1,437,522.49)(a)

Total Balance (Months 5, 4, 3)         $531,878,564.67 (b)

Loss Ratio Annualized  [(a/b) * (12)]         -3.2433%

Trigger:  Is Ratio > 1.5%                           No

                                                Jun-02             Jul-02            Aug-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days        $1,709,779.00      $1,855,051.92     $1,229,178.27
     As % of Beginning Pool Balance           1.07895%           1.22913%          0.87507%
     Three Month Average                      0.96648%           1.05807%          1.06105%
Trigger:  Is Average > 2.0%                         No

C)   Noteholders Percent Trigger:              2.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum ‹ 1.0%                         No

                            Navistar Financial 2000 - B Owner Trust
                                 For the Month of August, 2002
                            Distribution Date of September 16, 2002
                                   Servicer Certificate #23

Original Pool Amount                                                  $764,710,097.53

Beginning Pool Balance                                                $247,235,040.31
Beginning Pool Factor                                                       0.3233056

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)                $12,225,620.28
     Interest Collected                                                 $2,040,334.78

Additional Deposits:
     Repurchase Amounts                                                         $0.00
     Liquidation Proceeds / Recoveries                                  $2,891,249.60
Total Additional Deposits                                               $2,891,249.60

Repos / Chargeoffs                                                        $624,414.33
Aggregate Number of Notes Charged Off                                             212

Total Available Funds                                                  $16,719,100.21

Ending Pool Balance                                                   $234,823,110.15
Ending Pool Factor                                                          0.3070747

Servicing Fee                                                             $206,029.20

Repayment of Servicer Advances                                            $438,104.45

Reserve Account:
     Beginning Balance  (see Memo Item)                                $18,021,528.88
     Target Percentage                                                          5.50%
     Target Balance                                                    $12,915,271.06
     Minimum Balance                                                   $15,294,201.95
     (Release) / Deposit                                               ($2,727,326.93)
     Ending Balance                                                    $15,294,201.95

Current Weighted Average APR:                                                  9.913%
Current Weighted Average Remaining Term (months):                               31.21

Delinquencies                                                                 Dollars     Notes
     Installments:                             1 - 30 days              $1,758,319.83     1,638
                                               31 - 60 days               $496,644.52       395
                                               60+  days                  $185,265.50        82

     Total:                                                             $2,440,229.85     1,648

     Balances:                                 60+  days                $2,238,283.56        82

Memo Item - Reserve Account
     Prior Month                                                       $15,294,201.95
     Invest. Income                                                        $21,141.23
     Excess Serv.                                                       $2,706,185.70
     Transfer (to) / from Collections Account                                   $0.00
     Beginning Balance                                                 $18,021,528.88

Navistar Financial 2000 - B Owner Trust
For the Month of August, 2002

                                                 TOTAL     CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $764,710,097.53 $140,000,000.00 $232,400,000.00 $184,900,000.00 $178,733,000.00 $28,677,097.53
Distributions:
     Distribution Percentages                                    0.00%           0.00%          96.25%           0.00%          3.75%
     Coupon                                                    6.7300%         6.6600%         6.6700%         6.7800%        7.0300%

Beginning Pool Balance                 $247,235,040.31
Ending Pool Balance                    $234,823,110.15

Collected Principal                     $11,787,515.83
Collected Interest                       $2,040,334.78
Charge - Offs                              $624,414.33
Liquidation Proceeds / Recoveries        $2,891,249.60
Servicing                                  $206,029.20
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$16,513,071.01

Beginning Balance                      $247,235,040.32          $0.00           $0.00  $53,980,257.41  $178,733,000.00 $14,521,782.91

Interest Due                             $1,394,955.15          $0.00           $0.00     $300,040.26    $1,009,841.45     $85,073.44
Interest Paid                            $1,394,955.15          $0.00           $0.00     $300,040.26    $1,009,841.45     $85,073.44
Principal Due                           $12,411,930.16          $0.00           $0.00  $11,946,482.78            $0.00    $465,447.38
Principal Paid                          $12,411,930.16          $0.00           $0.00  $11,946,482.78            $0.00    $465,447.38

Ending Balance                         $234,823,110.16           0.00            0.00   42,033,774.63   178,733,000.00  14,056,335.53
Note / Certificate Pool Factor                                 0.0000          0.0000          0.2273           1.0000         0.4902
   (Ending Balance / Original Pool Amount)
Total Distributions                     $13,806,885.31          $0.00           $0.00  $12,246,523.04    $1,009,841.45    $550,520.82

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00            $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00            $0.00          $0.00
     Total Shortfall                             $0.00          $0.00           $0.00           $0.00            $0.00          $0.00
       (required from Reserve)
Excess Servicing                         $2,706,185.70
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $18,021,528.88
(Release) / Draw                       ($2,727,326.93)
Ending Reserve Acct Balance             $15,294,201.95

Navistar Financial 2000 - B Owner Trust
For the Month of August, 2002

Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger
                                                     5                  4                 3                 2                 1
                                                Apr-02             May-02            Jun-02            Jul-02            Aug-02

Beginning Pool Balance                 $345,205,791.80    $325,877,820.85   $275,625,018.16   $263,604,843.52   $247,235,040.31

A)   Loss Trigger:
Principal of Contracts Charged Off       $1,491,760.87        $546,373.52       $127,639.07       $809,231.20       $624,414.33
Recoveries                               $1,597,266.96      $1,224,018.37     $1,607,665.81     $3,580,468.83     $2,891,249.60

Total Charged Off (Months 5, 4, 3)       $2,165,773.46
Total Recoveries (Months 3, 2, 1)        $8,079,384.24
Net Loss / (Recoveries) for 3 Mos       ($5,913,610.78)(a)

Total Balance (Months 5, 4, 3)         $946,708,630.81 (b)

Loss Ratio Annualized  [(a/b) * (12)]         -7.4958%

Trigger:  Is Ratio > 1.5%                           No

                                                Jun-02             Jul-02            Aug-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days        $3,000,169.03      $2,360,293.09     $2,238,283.56
     As % of Beginning Pool Balance           1.08850%           0.89539%          0.90533%
     Three Month Average                      1.09468%           0.88879%          0.96307%

Trigger:  Is Average > 2.0%                         No

C)   Noteholders Percent Trigger:              2.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum ‹ 1.0%                         No

                     Navistar Financial 2001 - A Owner Trust
                          For the Month of August 2002
                     Distribution Date of September 16, 2002
                            Servicer Certificate #17

Original Pool Amount                                    $257,155,638.25
Subsequent Receivables (transferred 4/30/01)             $53,340,411.35
Subsequent Receivables (transferred 5/30/01 )            $67,396,152.49
Subsequent Receivables (transferred 6/28/01)             $22,107,022.10
Beginning Pool Balance                                  $207,444,418.96
Beginning Pool Factor                                           0.51861

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)   $7,740,856.50
     Interest Collected                                   $1,657,041.50
     Mandatory Prepayments                                        $0.00
Additional Deposits:
     Repurchase Amounts                                           $0.00

     Liquidation Proceeds / Recoveries                      $741,662.21
Total Additional Deposits                                   $741,662.21

Repos / Chargeoffs                                          $814,332.57
Aggregate Number of Notes Charged Off                               147

Total Available Funds                                    $10,066,902.99

Ending Pool Balance                                     $198,961,887.11
Ending Pool Factor                                              0.49741

Servicing Fee                                               $172,870.35

Repayment of Servicer Advances                               $72,657.22

Reserve Account:

     Beginning Balance  (see Memo Item)                  $11,936,650.91
     Target Percentage                                         5.50000%
     Target Balance                                      $10,942,903.79
     Minimum Balance                                      $7,999,984.48
     (Release) / Deposit                                   ($993,747.12)
     Ending Balance                                      $10,942,903.79

Current Weighted Average APR:                                   9.5800%

Current Weighted Average Remaining Term (months):                  36.8

Delinquencies

                                                                Dollars     Notes
     Installments:               1 - 30 days              $1,131,198.32     1,099
                                 31 - 60 days               $349,537.12       308
                                 60+  days                  $110,782.88        72

     Total:                                               $1,591,518.32     1,109

     Balances:                   60+  days                $1,724,812.66        72

Memo Item - Reserve Account
     Opening balance                                     $11,409,443.04
     Invest. Income                                          $16,104.50
     Excess Serv.                                           $511,103.37
     Transfer (to) / from Collections Account                     $0.00
     Beginning Balance                                   $11,936,650.91

Navistar Financial 2001 - A Owner Trust
For the Month of August 2002

                                                                             NOTES

                                                  TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4  CLASS B NOTES
Original Pool Amount                    $400,000,000.00 $72,500,000.00 $118,000,000.00 $100,000,000.00 $92,500,000.00 $17,000,000.00
Distributions:
     Distribution Percentages  1                                 0.00%          35.92%          59.83%          0.00%          4.25%
     Coupon                                                    4.2900%         4.4700%         4.9900%        5.4200%        5.5900%

Beginning Pool Balance                  $207,444,418.96
Ending Pool Balance                     $198,961,887.11

Collected Principal                       $7,668,199.28
Collected Interest                        $1,657,041.50
Charge - Offs                               $814,332.57
Liquidation Proceeds / Recoveries           $741,662.21
Servicing                                   $172,870.35
Cash Transfer from Pre-Funding Acct.              $0.00
Cash Transfer from Reserve Account                $0.00
Total Collections Avail for Debt Service  $9,894,032.64

Beginning Balance                       $207,444,418.96          $0.00   $3,046,781.15 $100,000,000.00 $92,500,000.00 $11,897,637.81

Interest Due 2                              $900,397.42          $0.00      $11,349.26     $415,833.33    $417,791.67     $55,423.16
Interest Paid                               $900,397.42          $0.00      $11,349.26     $415,833.33    $417,791.67     $55,423.16
Principal Due                             $8,482,531.85          $0.00   $3,046,781.15   $5,075,243.10          $0.00    $360,507.60
Mandatory Prepayments Class A-1 only              $0.00          $0.00
Principal Paid                            $8,482,531.85          $0.00   $3,046,781.15   $5,075,243.10          $0.00    $360,507.60

Ending Balance                          $198,961,887.11           0.00            0.00   94,924,756.90  92,500,000.00  11,537,130.21
Note / Certificate Pool Factor
 (Ending Balance / Original Pool Amount                         0.0000          0.0000          0.9492         1.0000         0.6787

Total Distributions                       $9,382,929.27          $0.00   $3,058,130.41   $5,491,076.43    $417,791.67    $415,930.76

Interest Shortfall                                $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                               $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
           Total Shortfall                        $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Excess Servicing                            $511,103.37
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance           $11,936,650.91
(Release) / Draw                           ($993,747.12)
Ending Reserve Acct Balance              $10,942,903.79

Navistar Financial 2001 - A Owner Trust
For the Month of August 2002

Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger
                                                     5                    4                 3                 2                1
                                                Apr-02               May-02            Jun-02            Jul-02           Aug-02

Beginning Pool Balance                 $270,752,627.44      $253,814,198.86   $226,754,352.23   $217,852,972.21  $207,444,418.96

A)   Loss Trigger:
Principal of Contracts Charged Off       $1,083,851.81          $479,141.07       $593,846.11       $760,312.19      $814,332.57
Recoveries                                 $344,572.99          $362,565.62       $295,980.92       $913,550.26      $741,662.21

Total Charged Off (Months 5, 4, 3)       $2,156,838.99
Total Recoveries (Months 3, 2, 1)        $1,951,193.39
Net Loss / (Recoveries) for 3 Mos          $205,645.60 (a)

Total Balance (Months 5, 4, 3)         $751,321,178.53 (b)

Loss Ratio Annualized  [(a/b) * (12)]          0.3285%

Trigger:  Is Ratio > 1.5%                           No

                                                Jun-02               Jul-02            Aug-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days        $2,520,921.27        $1,621,677.60     $1,724,812.66
     As % of Beginning Pool Balance           1.11174%             0.74439%          0.83146%
     Three Month Average                      0.87373%             0.86103%          0.89586%

Trigger:  Is Average > 2.0%                         No

C)   Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                      2.73573%

Trigger:  Is Minimum ‹ 1.0%                         No

                     Navistar Financial 2001 - B Owner Trust
                          For the Month of August 2002
                     Distribution Date of September 16, 2002
                            Servicer Certificate #11

Original Pool Amount                                    $292,329,093.98
Subsequent Receivables (transferred 11/01/01)            $59,897,861.72
Subsequent Receivables (transferred 12/10/01)           $117,139,017.24
Subsequent Receivables (transferred 1/14/02)             $30,633,447.04
Beginning Pool Balance                                  $366,617,480.24
Beginning Pool Factor                                         0.7332358

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)  $11,509,369.59
     Interest Collected                                   $2,557,366.05
     Mandatory Prepayments                                        $0.00
Additional Deposits:
     Repurchase Amounts                                           $0.00

     Liquidation Proceeds / Recoveries                      $431,318.70
Total Additional Deposits                                   $431,318.70

Repos / Chargeoffs                                          $329,763.07
Aggregate Number of Notes Charged Off                                96

Total Available Funds                                    $14,383,572.19

Ending Pool Balance                                     $354,892,829.73
Ending Pool Factor                                            0.7097865

Servicing Fee                                               $305,514.57

Repayment of Servicer Advances                              $114,482.15

Reserve Account:
     Beginning Balance  (see Memo Item)                  $21,443,060.68
     Target Percentage                                         5.50000%
     Target Balance                                      $19,519,105.64
     Minimum Balance                                      $9,999,988.40
     (Release) / Deposit                                 ($1,923,955.04)
     Ending Balance                                      $19,519,105.64

Current Weighted Average APR:                                    8.477%
Current Weighted Average Remaining Term (months):                 41.66

Delinquencies

                                                                Dollars     Notes
     Installments:               1 - 30 days              $1,397,643.39     1,525
                                 31 - 60 days               $347,694.68       293
                                 60+  days                  $127,945.49        55

     Total:                                               $1,873,283.56     1,530

     Balances:                   60+  days                $2,237,440.67        55

Memo Item - Reserve Account
     Opening balance                                     $20,163,961.41
     Invest. Income                                          $36,074.96
     Excess Serv.                                         $1,243,024.31
     Transfer (to) Collections Acct                               $0.00
     Beginning Balance                                   $21,443,060.68

Navistar Financial 2001 - B Owner Trust
For the Month of August 2002

                                                                             NOTES

                                                  TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4  CLASS B NOTES
Original Pool Amount                    $500,000,000.00 $79,638,000.00 $131,715,000.00 $179,000,000.00 $90,897,000.00 $18,750,000.00
Distributions:
     Distribution Percentages  1                                 0.00%          96.25%           0.00%          0.00%          3.75%
     Coupon                                                    2.4400%         2.8300%         2.0300%        4.3700%        4.8300%

Beginning Pool Balance                  $366,617,480.24
Ending Pool Balance                     $354,892,829.73

Collected Principal                      $11,394,887.44
Collected Interest                        $2,557,366.05
Charge - Offs                               $329,763.07
Liquidation Proceeds / Recoveries           $431,318.70
Swap Payments to/(from)Trust               ($200,380.56)
Servicing                                   $305,514.57
Investment Earnings from Pre-Funding Acct.        $0.00
Negative Carry Amount                             $0.00
Cash Transfer from Pre-Funding Acct.              $0.00
Cash Transfer from Reserve Account                $0.00
Total Collections Avail for Debt Service $13,877,677.06

Beginning Balance                       $366,617,480.24          $0.00  $79,985,899.73 $179,000,000.00 $90,897,000.00 $16,734,580.51

Interest Due 2                              $910,002.24          $0.00     $188,633.41     $322,995.56    $331,016.58     $67,356.69
Interest Paid                               $910,002.24          $0.00     $188,633.41     $322,995.56    $331,016.58     $67,356.69
Principal Due                            $11,724,650.51          $0.00  $11,284,976.12           $0.00          $0.00    $439,674.39
Mandatory Prepayments Class A-1 only              $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Paid                           $11,724,650.51          $0.00  $11,284,976.12           $0.00          $0.00    $439,674.39

Ending Balance                          $354,892,829.73          $0.00  $68,700,923.61 $179,000,000.00 $90,897,000.00 $16,294,906.12
Note / Certificate Pool Factor                                 0.00000         0.52159         1.00000        1.00000        0.86906
     (Ending Balance / Original Pool Amount)
Total Distributions                      $12,634,652.75          $0.00  $11,473,609.53     $322,995.56    $331,016.58    $507,031.08

Interest Shortfall                                $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                               $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
     Total Shortfall                              $0.00          $0.00           $0.00           $0.00          $0.00          $0.00

Excess Servicing                          $1,243,024.31
     (see Memo Item - Reserve Account)

     Beginning Reserve Acct Balance      $21,443,060.68
     (Release) / Draw                    ($1,923,955.04)
     Ending Reserve Acct Balance         $19,519,105.64

Navistar Financial 2001 - B Owner Trust
For the Month of August 2002

Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger
                                                     5                    4                 3                 2                 1
                                                Apr-02               May-02            Jun-02            Jul-02            Aug-02

Beginning Pool Balance                 $422,842,028.74      $408,717,809.41   $390,513,089.08   $378,688,965.88   $366,617,480.24

A)   Loss Trigger:
Principal of Contracts Charged Off         $961,646.44          $585,946.72       $742,164.22       $374,527.29       $329,763.07
Recoveries                                 $627,749.04          $550,061.95       $272,297.48       $474,891.70       $431,318.70

Total Charged Off (Months 5, 4, 3)       $2,289,757.38
Total Recoveries (Months 3, 2, 1)        $1,178,507.88
Net Loss / (Recoveries) for 3 Mos        $1,111,249.50  (a)

Total Balance (Months 5, 4, 3)       $1,222,072,927.23  (b)

Loss Ratio Annualized  [(a/b) * (12)]          1.0912%

Trigger:  Is Ratio > 1.5%                           No

                                                Jun-02               Jul-02            Aug-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days        $1,803,336.36        $1,880,609.11     $2,237,440.67
     As % of Beginning Pool Balance           0.46179%             0.49661%          0.61029%
     Three Month Average                      0.44579%             0.46168%          0.52290%

Trigger:  Is Average > 2.0%                         No

C)   Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                      3.90383%

Trigger:  Is Minimum ‹ 1.0%                         No

                     Navistar Financial 2002 - A Owner Trust
                          For the Month of August 2002
                     Distribution Date of September 16, 2002
                             Servicer Certificate #5

Original Pool Amount                                    $317,954,886.53
Subsequent Receivables (transferred 04/30/02)            $69,994,775.15
Subsequent Receivables (transferred 05/31/02)           $112,050,220.64
Subsequent Receivables (transferred 00/00/00)                     $0.00
Beginning Pool Balance                                  $444,073,286.09
Beginning Pool Factor                                           0.88815

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)  $13,737,534.48
     Interest Collected                                   $2,671,562.28

Additional Deposits:
     Repurchase Amounts                                           $0.00

     Liquidation Proceeds / Recoveries                       $48,318.22
Total Additional Deposits                                    $48,318.22

Repos / Chargeoffs                                          $117,989.95
Aggregate Number of Notes Charged Off                                20

Total Available Funds                                    $16,226,057.88

Ending Pool Balance                                     $430,449,118.76
Ending Pool Factor                                            0.8608984

Servicing Fee                                               $370,061.07

Repayment of Servicer Advances                              $231,357.10

Reserve Account:
     Beginning Balance  (see Memo Item)                  $26,306,857.21
     Target Percentage                                         5.50000%
     Target Balance                                      $23,674,701.53
     Specified Yield Supplement Amount                      $881,633.94
     Specified Yield Supplement Amount                       $25,884.41
     Specified Reserve Account Balance                   $24,582,219.88
     Minimum Balance                                      $9,999,997.65
     (Release) / Deposit                                 ($1,724,637.33)
     Ending Balance                                      $24,582,219.88

Current Weighted Average APR:                                    7.732%
Current Weighted Average Remaining Term (months):                 43.20

Delinquencies

                                                                Dollars     Notes
     Installments:               1 - 30 days              $1,487,905.71     1,800
                                 31 - 60 days               $231,872.50       223
                                 60+  days                   $64,800.47        38

     Total:                                               $1,784,578.68     1,803

     Balances:                   60+  days                $1,310,917.25        38

Memo Item - Reserve Account
     Opening balance                                     $25,449,612.83
     Invest. Income                                          $37,710.37
     Excess Serv.                                           $819,534.01
     Transfer (to) Collections Account                            $0.00
     Beginning Balance                                   $26,306,857.21

Navistar Financial 2002 - A Owner Trust
For the Month of August 2002

                                                                          NOTES

                                                 TOTAL    CLASS A - 1    CLASS A - 2      CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $500,000,000.00 $73,000,000.00 $182,000,000.00 $104,000,000.00 $121,000,000.00 $20,000,000.00
Distributions:
     Distribution Percentages  1                              100.00%          0.00%            0.00%           0.00%          0.00%
     Coupon                                                   1.9600%        3.0700%          4.0900%         4.7600%        4.9500%

Beginning Pool Balance                 $444,073,286.09
Ending Pool Balance                    $430,449,118.76

Collected Principal                     $13,506,177.38
Collected Interest                       $2,671,562.28
Charge - Offs                              $117,989.95
Liquidation Proceeds / Recoveries           $48,318.22

Servicing                                  $370,061.07
Investment Earnings from Pre-Funding Acct.       $0.00
Negative Carry Amount                            $0.00
Cash Transfer from Pre-Funding Acct.             $0.00
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$15,855,996.81

Beginning Balance                      $444,073,286.09 $17,073,286.09 $182,000,000.00 $104,000,000.00 $121,000,000.00 $20,000,000.00

Interest Due 2                           $1,412,295.47     $29,745.46    $465,616.67      $354,466.67     $479,966.67     $82,500.00
Interest Paid                            $1,412,295.47     $29,745.46    $465,616.67      $354,466.67     $479,966.67     $82,500.00
Principal Due                           $13,624,167.33 $13,624,167.33          $0.00            $0.00           $0.00          $0.00
Mandatory Prepayments Class A-1 only             $0.00          $0.00          $0.00            $0.00           $0.00          $0.00
Principal Paid                          $13,624,167.33 $13,624,167.33          $0.00            $0.00           $0.00          $0.00

Ending Balance                         $430,449,118.76  $3,449,118.76 $182,000,000.00 $104,000,000.00 $121,000,000.00 $20,000,000.00
Note / Certificate Pool Factor                                0.04725        1.00000          1.00000         1.00000        1.00000
     (Ending Balance / Original Pool Amount)
Total Distributions                     $15,036,462.80 $13,653,912.79    $465,616.67      $354,466.67     $479,966.67     $82,500.00

Interest Shortfall                               $0.00          $0.00          $0.00            $0.00           $0.00          $0.00
Principal Shortfall                              $0.00          $0.00          $0.00            $0.00           $0.00          $0.00
     Total Shortfall                             $0.00          $0.00          $0.00            $0.00           $0.00          $0.00

Excess Servicing                           $819,534.01

     Beginning Reserve Acct Balance     $26,306,857.21
     (Release) / Draw                   ($1,724,637.33)
     Ending Reserve Acct Balance        $24,582,219.88

Navistar Financial 2002 - A Owner Trust
For the Month of August 2002

Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger
                                                            5                 4                3                 2                 1
                                                       Apr-02            May-02           Jun-02            Jul-02            Aug-02

Beginning Pool Balance                        $387,949,661.68   $485,538,365.81  $470,385,905.36   $457,689,089.71   $444,073,286.09

A)   Loss Trigger:
Principal of Contracts Charged Off                 $91,392.74       $333,996.70        $8,918.57       $113,407.06       $117,989.95
Recoveries                                              $0.00             $0.00       $24,976.85        $31,744.90        $48,318.22

Total Charged Off (Months 5, 4, 3)                $434,308.01
Total Recoveries (Months 3, 2, 1)                 $105,039.97
Net Loss / (Recoveries) for 3 Mos                 $329,268.04(a)

Total Balance (Months 5, 4, 3)              $1,343,873,932.85(b)

Loss Ratio Annualized  [(a/b) * (12)]                 0.2940%

Trigger:  Is Ratio > 1.5%                                  No

                                                       Jun-02            Jul-02           Aug-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days                 $690,266.51     $1,327,973.34    $1,310,917.25
     As % of Beginning Pool Balance                  0.14674%          0.29015%         0.29520%
     Three Month Average                             0.16350%          0.18233%         0.24403%

Trigger:  Is Average > 2.0%                                No

C)   Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                             4.91645%

Trigger:  Is Minimum ‹ 1.0%                                No